UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

Medley Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

1-35040	Delaware	27-4576073
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

280 Park Avenue, 6th Floor East
New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MCC	The New York Stock Exchange
6.500% Notes due 2021	MCX	The New York Stock Exchange
6.125% Notes due 2023	MCV	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Medley Capital Corporation (“MCC”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on November 21, 2019 to disclose the bench ruling by the Court of Chancery of the State of Delaware (the “Court”) approving the settlement of the consolidated stockholder action captioned In re Medley Capital Corporation Stockholder Litigation, C.A. No. 2019-0100-KSJM (the “MCC Stockholder Action”). This Amendment is being filed to disclose the Order and Final Judgment entered into by the Court (the “Order and Final Judgment”)

Item 8.01	Other Events.

On December 20, 2019, the Court entered the Order and Final Judgment approving the settlement of the MCC Stockholder Action. The Order and Final Judgment clarifies and implements the Court’s prior bench ruling on November 19, 2019 with respect to how the Contingent Fee Award (as defined below) is calculated.

The Order and Final Judgment orders payment of attorneys’ fees and expenses as follows:

1.	Lead plaintiffs’ counsel and plaintiff Stephen Altman’s counsel were awarded attorneys’ fees and expenses of $3,495,334.97, which shall be paid within five (5) business days of the entry of the Order and Final Judgment, as follows:

a.	$3,000,000, payable to the lead plaintiffs’ counsel (the “Lead Plaintiffs’ Therapeutics Fee Award”);

b.	$75,000, payable to plaintiff Stephen Altman’s counsel (the “Altman Counsel’s Therapeutics Fee Award” together with Lead Plaintiffs’ Therapeutics Fee Award, the “Therapeutics Fee Award”); and

c.	$420,334.97 of plaintiffs’ counsel’s expenses payable to the lead plaintiffs’ counsel.

MCC paid the Therapeutics Fee Award and the plaintiffs’ counsel’s expenses on December 23, 2019.

2.	In addition, lead plaintiffs’ counsel will be paid an additional fee contingent upon closing of the merger (the “MCC Merger”) contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of July 29, 2019, by and between MCC and Sierra Income Corporation (the “Amended MCC Merger Agreement”) and establishment of the settlement fund (the “Additional Fee”), which shall consist of:

a.	$100,000 for the agreement to appoint an independent director on the board of directors of the post-merger company; and

b.	the amount calculated by solving for A in the following formula:

Award[A]=(Monetary Fund[M]+Award[A]-Look Through[L])*Percentage[P]

Where:

A	shall be the amount of the Additional Fee (excluding the $100,000 award for the agreement to appoint an independent director on the board of directors of the post-merger company);

M	shall be the sum of (i) the $17 million cash component of the settlement fund and (ii) the value of the post-merger company stock component of the settlement fund, which shall be calculated as the product of the VPS (as defined below) and 4,709,576.14 (the number of shares of post-merger company’s stock comprising the stock component of the net settlement amount);

L	shall be the amount representing the estimated value of the decrease in shares to be received by eligible class members arising by operation of the change in the “Exchange Ratio” under the Amended MCC Merger Agreement, calculated as follows:

L = ((ES * 68%) – (ES * 66%)) * VPS

Where:

(i)	ES equals the number of eligible shares;

(ii)	VPS is the pro forma net asset value per share of the post-merger company’s common stock as of the closing as reported in the public disclosure filed nearest in time and after the closing (the “Closing NAV Disclosure”); and

P shall equal 0.26.

Payment of the Additional Fee will be made in two stages. First, within five (5) business days of the establishment of the settlement fund, MCC or its successor shall (i) pay the plaintiffs’ counsel an estimate of the Additional Fee (the “Additional Fee Estimate”), less twenty (20) percent (the “Additional Fee Estimate Payment”), and (ii) deposit the remaining twenty (20) percent of the Additional Fee Estimate into escrow (the “Escrowed Fee”). For purposes of calculating such estimate, MCC or its successor shall use the formula set above, except that VPS shall equal the pro forma net asset value of the post-merger company’s common stock as reported in the public disclosure filed nearest in time and prior to the closing (the “Closing NAV Estimate”). Second, within five (5) business days of the Closing NAV Disclosure, (i) if the Additional Fee is greater than the Additional Fee Estimate Payment, an amount of the Escrowed Fee shall be released to plaintiffs’ counsel such that the total payments made to plaintiffs’ counsel equal the Additional Fee and the remainder of the Escrowed Fee, if any, shall be released to MCC or its successor, (ii) if the Additional Fee is less than the Additional Fee Estimate Payment, plaintiffs’ counsel shall return to MCC or its successor the difference between the Additional Fee Estimate and the Additional Fee and the Escrowed Fee shall be released to MCC or its successor, or (iii) if the Additional Fee is equal to the Additional Fee Estimate Payment, the Escrowed Fee shall be released to MCC or its successor.

The foregoing description of the Order and Final Judgment is qualified in its entirety by reference to the full text of the Order and Final Judgment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Approval of the Stipulation of Settlement dated July 29, 2019, as amended by the Stipulation Amending Release of Claims and Certain Exhibits, dated August 8, 2019 by the Court is a condition to the closing of the MCC Merger under the Amended MCC Merger Agreement and, as described in this Item 8.01, such condition has been satisfied.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Order and Final Judgment, dated December 20, 2019

**********

Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the proposed transactions contemplated by the Amended MCC Merger Agreement. Such forward-looking statements reflect current views with respect to future events and financial performance, and MCC may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the possibility that MCC may receive competing proposals and the date that the parties expect the proposed transactions to be completed, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in MCC’s filings with the Securities and Exchange Commission (the “SEC”), and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of MCC, Sierra Income Corporation (“Sierra”), and Medley Management Inc. (“MDLY”), Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of MCC and MDLY to prevent any material adverse effect relating thereto, certain required  approvals of the SEC (including necessary exemptive relief to consummate the merger transactions), approval by the Court of Chancery of the State of Delaware of the Settlement Agreement, the necessary consents of certain third-party advisory clients of MDLY, and any applicable waiting period (and any extension thereof) applicable to transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated; (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof; and (iii) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to MCC include, but are not limited to, (i) the costs and expenses that MCC has, and may incur, in connection with the proposed transactions (whether or not they are consummated); (ii) the impact that any litigation relating to the proposed transactions may have on MCC; (iii) that projections with respect to distributions may prove to be incorrect; (iv) Sierra’s ability to invest its portfolio of cash in a timely manner following the closing of the proposed transactions; (v) the market performance of the combined portfolio; (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) the ability of MDLY to grow its fee earning assets under management; (viii) whether Sierra, as the surviving company, will trade with more volume and perform better than MCC and MDLY prior to the proposed transactions; and (ix) negative effects of entering into the proposed transactions on the trading volume and market price of the MCC’s common stock. There can be no assurance of the level of any distributions to be paid, if any, following consummation of the proposed transactions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Joint Proxy Statement/Prospectus (as defined below) relating to the proposed transactions and in the “Risk Factors” sections of MCC’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward- looking statements in this communication represent MCC’s views as of the date of hereof. MCC anticipates that subsequent events and developments will cause its views to change. However, while MCC may elect to update these forward-looking statements at some point in the future, MCC does not have any current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing MCC’s views as of any date subsequent to the date of this material.

Additional Information and Where to Find It

In connection with the proposed transactions, Sierra intends to file with the SEC and mail to its stockholders an amendment to the Registration Statement on Form N-14 that will include a proxy statement and that also will constitute a prospectus of Sierra, and MCC and MDLY intend to file with the SEC and mail to their respective stockholders an amendment to the proxy statement on Schedule 14A (the “Joint Proxy Statement/Prospectus” and, as amended, the “Amended Joint Proxy Statement/Prospectus). INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS THE AMENDED JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE, OR ANY SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, MCC, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Sierra, MCC, and MDLY, free of charge, from the SEC’s website (www.sec.gov) and from Sierra’s website (www.sierraincomecorp.com), MCC’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Investors and stockholders may also obtain free copies of the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC from MCC by using the contact information provided above.

Participants in the Solicitation

MCC and its directors, executive officers, other members of its management and certain employees of Medley LLC may be deemed to be participants in the anticipated solicitation of proxies in connection with the proposed transactions. Information regarding MCC’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on December 16, 2019 (the “MCC 2019 Form 10-K”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the MCC 2019 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Joint Proxy Statement/Prospectus when such documents become available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2019	MEDLEY CAPITAL CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

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